Taxes	12 Months Ended
Dec. 31, 2023
Taxes
Taxes

Note 10    Taxes

10.1    Operating taxes and levies

Although comprising a directly identifiable counterpart, the periodic spectrum fees are presented within the operating taxes and levies as they are set by and paid to States and local authorities.

10.1.1  Operating taxes and levies recognized in profit or loss

(in millions of euros)	2023	2022	2021
Territorial Economic Contribution, IFER and similar taxes	(559)	(642)	(652)
Spectrum fees	(374)	(373)	(360)
Levies on telecommunication services	(314)	(333)	(329)
Other operating taxes and levies	(547)	(534)	(586)
Total	(1,794)	(1,882)	(1,926)

The 2023 French Finance Act has enacted the reduction of the applicable rate of the contribution on the added value of companies (Cotisation sur la Valeur Ajoutée des Entreprises (CVAE)) in France, from January 1, 2023, with the aim of eliminating this tax by 2027. The applicable rate for this tax will be gradually reduced over 4 years. It was reduced from 0.75% to 0.375% for 2023.

The Territorial Economic Contribution (Contribution Economique Territoriale (CET)) of Orange SA fell by 109 million euros in 2023 compared with 2022, mainly due to its main component, the contribution on the added value of companies (CVAE).

The breakdown of operating taxes and levies per geographical area is as follows:

(in millions of euros)

France	Africa and Middle East	Spain	Other subsidiaries

10.1.2  Operating taxes and levies in the statement of financial position

(in millions of euros)	December 31,	December 31,	December 31,
	2023	2022	2021
Value Added Tax (VAT)	1,111	1,114	1,025
Other operating taxes and levies	122	151	138
Operating taxes and levies - receivables	1,233	1,265	1,163
Value added tax (VAT)	(743)	(687)	(682)
Territorial Economic Contribution, IFER and similar taxes	(109)	(96)	(89)
Spectrum fees	(21)	(19)	(18)
Levies on telecommunication services	(132)	(107)	(143)
Other operating taxes and levies	(479)	(496)	(504)
Operating taxes and levies - payables	(1,483)	(1,405)	(1,436)
Operating taxes and levies - net	(251)	(140)	(273)

Changes in operating taxes and levies

(in millions of euros)	2023	2022	2021
Net tax liabilities and operating taxes and levies - in the opening balance	(140)	(273)	(175)
Operating taxes and levies recognized in profit or loss	(1,794)	(1,882)	(1,926)
Operating taxes and levies paid(1)	1,680	1,906	1,914
Changes in the scope of consolidation(2)	(33)	—	(67)
Translation adjustment	21	42	(19)
Reclassifications and other items	16	68	(1)
Net tax liabilities and operating taxes and levies - in the closing balance	(251)	(140)	(273)

(1)	In 2021, included the reclassification in the consolidated statement of cash flows of 34 million euros as investing activities corresponding to the VAT disbursement by Orange Polska in connection with the loss of exclusive control on the FiberCo in Poland (see Note 3.2).
(2)	In 2023, includes mainly the acquisition of VOO.

In 2021, included the losses of exclusive control on Orange Concessions in France and on the FiberCo in Poland.

Accounting policies

Value Added Tax (VAT) receivables and payables correspond to the VAT collected or deductible from various states. Collections and remittances to states have no impact on the income statement.

In the normal course of business, the Group regularly deals with differences of interpretation of tax law with the tax authorities, which can lead to tax reassessments or tax disputes.

Operating taxes and levies are measured by the Group at the amount expected to be paid or recovered from the tax authorities of each country, based on its interpretation with regard to the application of tax legislation. The Group calculates its tax assets and liabilities (including provisions) based on the technical merits of the positions it defends versus the tax authorities.

10.2    Income taxes

10.2.1  Income tax expense

(in millions of euros)	2023	2022	2021
Orange SA tax group	(243)	(541)	3
• Current tax	(150)	(417)	(129)
• Deferred tax	(92)	(124)	133
Spanish tax group	6	50	(115)
• Current tax	1	—	—
• Deferred tax	5	50	(115)
Africa & Middle East	(552)	(528)	(431)
• Current tax	(544)	(536)	(420)
• Deferred tax	(9)	8	(11)
United Kingdom	(103)	(74)	(264)
• Current tax	(104)	(75)	(76)
• Deferred tax	1	1	(188)
Other subsidiaries	20	(172)	(156)
• Current tax	(178)	(140)	(125)
• Deferred tax(1)	198	(32)	(31)
Total Income taxes	(871)	(1,265)	(962)
Current tax	(975)	(1,168)	(750)
Deferred tax	103	(97)	(212)

(1)

In 2023, includes a deferred tax income of 190 million euros recognized for Belgian subsidiaries (other than the Orange Belgium group) to reflect the favorable effect of the change in business projections for the recoverability of deferred tax assets.

The breakdown of current tax by geographical area or by tax group is as follows:

(in millions of euros)

Orange SA tax group

Current tax expense

The current tax expense reflects the requirement to pay income tax calculated on the basis of taxable income.

In 2023, the reduction in the current tax expense is due in particular to changes in the income of entities in the French tax group.

In 2022, the applicable corporate tax rate in France had declined from 28.41% to 25.83%. This decline in the corporate tax rate resulted in a reduction in the current tax expense of 35 million euros in 2022.

In 2021, the current tax expense included a tax income resulting from the reassessment of an income tax charge booked in periods prior to those presented in the amount of 376 million euros.

Deferred tax expense

Deferred taxes are recorded at the tax rate applicable at the time of their reversal, i.e. 25.83%.

In 2021, the deferred tax expense included a deferred tax income of 316 million euros related to the recognition of an employee benefit liability for the French part-time for seniors plans (Temps Partiel Seniors – TPS).

Spanish tax group

Current tax expense

The corporate tax rate applicable is 25% for all fiscal years presented. The current income tax expense mainly represents the obligation to pay a minimum level of tax calculated on the basis of 75% of taxable income due to the 25% limit on the use of available tax loss carryforwards. This tax expense may then be reduced by the use of tax credits.

A temporary measure was introduced in the Corporate Income Tax Law applicable in 2023 for the determination of the year tax base under the tax consolidation regime. This measure limits to 50% the allocation of the individual negative tax bases generated by the entities that compose the Group. The 50% not allocated may be used in the following ten years, in equal parts.

In 2023, as in 2021, the Spanish tax group is profitable. The use of tax credits explains the absence or the low current tax expense recognized for the fiscal years.

In 2022, the Spanish tax group was in deficit, which explained the absence of current tax expense recognized for the fiscal year.

Deferred tax expense

In 2022 and 2023, deferred tax incomes of respectively 53 million euros and 30 million euros were recognized, to reflect the favorable effect of the change in business projections for the recoverability of deferred tax assets.

In 2021, a deferred tax expense was recognized for (162) million euros, to reflect the negative impact of the unfavorable developments in business plans on the recoverable amount of deferred tax assets.

Africa & Middle East

The main contributors to the income tax expense are the entities of the group operating in Guinea, Mali, Côte d’Ivoire and Senegal:

−  in Guinea, the corporate tax rate is 35% and the current tax expense amounts to (110) million euros in 2023, (94) million euros in 2022 and (63) million euros in 2021;

–  in Mali, the corporate tax rate is 30% and the current tax expense amounts to (75) million euros in 2023, (64) million euros in 2022 and (67) million euros in 2021;

–  in Côte d’Ivoire, the corporate tax rate is 30% and the current tax expense amounts to (74) million euros in 2023, (86) million euros in 2022 and (91) million euros in 2021;

–  in Senegal, the corporate tax rate is 30% and the current tax expense amounts to (58) million euros in 2023, (55) million euros in 2022 and (53) million euros in 2021.

United Kingdom

Current tax expense

The applicable corporate tax rate in the United Kingdom increased from 19% in 2022 to 25% from 2023. This increase in the corporate tax rate results in an increase in the current tax expense of (20) million euros in 2023.

The current tax expense primarily reflects the taxation of activities related to the Orange brand.

Deferred tax expense

In 2021, the corporate tax rate increase to 25% applicable from 2023 was passed (compared with 19% before). The deferred tax expense for the fiscal year therefore included an increase of (188) million euros in deferred tax liabilities recognized on the Orange brand.

Other subsidiaries

Deferred tax expense

In 2023, a deferred tax income of 190 million euros has been recognized for Belgian subsidiaries (other than the Orange Belgium group), to reflect the favorable effect of the change in business projections for the recoverability of deferred tax assets.

Group tax proof

(in millions of euros)	Note	2023	2022	2021
Profit before tax		3,763	3,882	1,740
Statutory tax rate in France		25.83%	25.83%	28.41%
Theoretical income tax		(972)	(1,003)	(494)
Reconciling items :
Impairment of goodwill (1)	7.1	—	(211)	(1,052)
Impact related to the loss of exclusive control on Orange Concessions		—	—	557
Share of profits (losses) of associates and joint ventures		(8)	—	1
Adjustment of prior-year taxes		8	(13)	(23)
Recognition / (derecognition) of deferred tax assets(2)		190	83	(149)
Difference in tax rates (3)		(27)	10	85
Change in applicable tax rates (4)		—	—	(235)
Other reconciling items(5)		(62)	(130)	348
Effective income tax		(871)	(1,265)	(962)
Effective tax rate (ETR)		23.16%	32.59%	55.31%

(1)	Reconciliation effect calculated based on the tax rate applicable to the parent company of the Group. The difference in tax rates between the parent company and the subsidiary locally is presented below in “Difference in tax rates.”

In 2021 and 2022, the impairment losses recorded on goodwill generated a reconciliation effect at the Group tax rate of (1,052) million euros and (211) million euros, respectively. Excluding these effects, the Group ETR was 17.7% in 2021 and 26.9% in 2022.

(2)	In 2023, deferred tax incomes of respectively 190 million euros and 30 million euros have been recognized for Belgian subsidiaries (other than the Orange Belgium group) and in Spain, to reflect the favorable effect of the change in business projections for the recoverability of deferred tax assets.

In 2021, a deferred tax expense was recognized in Spain for (162) million euros, to reflect the negative impact of the unfavorable developments in business plans on the recoverable amount of deferred tax assets.

(3)	The Group is present in jurisdictions in which tax rates are different from the French tax rate, mainly in Guinea (tax rate of 35%), in Poland (tax rate of 19%), in Senegal (tax rate of 30%), in Mali (tax rate of 30%) and in Côte d'Ivoire (tax rate of 30%).
(4)	Takes into account the remeasurement of deferred tax following tax legislation introducing changes in tax rates, as well as the impact of recognizing deferred tax in the period at tax rates different from the rate applicable in the current fiscal year.
(5)	In 2021, included a tax income resulting from the reassessment of an income tax expense booked in periods prior to those presented.

10.2.2 Income tax on other comprehensive income

(in millions of euros)	2023		2022		2021
	Gross	Deferred	Gross	Deferred	Gross	Deferred
	amount	tax	amount	tax	amount	tax
Actuarial gains and losses on post-employment benefits	(96)	20	176	(47)	59	(14)
Assets at fair value	5	—	(112)	—	11	—
Cash flow hedges	(269)	66	295	(70)	317	(84)
Translation adjustment	(28)	—	(374)	—	200	—
Other comprehensive income of associates and joint ventures	(12)	—	51	—	1	—
Total presented in other comprehensive income	(400)	86	37	(117)	587	(98)

10.2.3 Tax position in the statement of financial position

	December 31, 2023			December 31, 2022			December 31, 2021
(in millions of euros)	Assets	Liabi-lities	Net	Assets	Liabi-lities	Net	Assets	Liabi-lities	Net
Orange SA tax group
• Current tax	59	—	59	—	31	(31)	26	—	26
• Deferred tax	123	—	123	135	—	135	362	—	362
Spanish tax group
• Current tax	9	—	9	1	—	1	13	—	13
• Deferred tax (1)	—	156	(156)	—	161	(161)	—	211	(211)
Africa & Middle East
• Current tax	92	343	(251)	68	395	(327)	62	328	(266)
• Deferred tax	134	59	75	128	58	70	127	93	34
United Kingdom
• Current tax	—	—	—	2	—	2	—	5	(5)
• Deferred tax (2)	—	785	(785)	—	786	(786)	—	787	(787)
Other subsidiaries
• Current tax	80	117	(37)	77	112	(34)	80	92	(12)
• Deferred tax (3)	341	143	198	157	120	38	202	94	109
Total
• Current tax	240	460	(220)	149	538	(389)	181	425	(244)
• Deferred tax	598	1,143	(545)	421	1,124	(704)	692	1,185	(493)

(1)	The recognized deferred tax assets are offset by deferred tax liabilities on goodwill which is tax deductible.
(2)	Mainly deferred tax liabilities on the Orange brand.
(3)	In 2023, a deferred tax asset of 190 million euros has been recognized for Belgian subsidiaries (other than the Orange Belgium group), to reflect the favorable effect of the change in business projections for the recoverability of deferred tax assets.

Change in net current tax

(in millions of euros)	2023	2022	2021
Net current tax assets/(liabilities) - in the opening balance	(389)	(244)	(545)
Cash tax payments/(reimbursements)(1)(2)	1,133	1,022	1,028
Change in income statement(2)	(975)	(1,168)	(750)
Change in retained earnings(3)	6	(2)	29
Changes in the scope of consolidation	(13)	—	1
Translation adjustment	6	2	(7)
Reclassifications and other items	11	1	—
Net current tax assets/(liabilities) - in the closing balance	(220)	(389)	(244)

(1)	In 2022 and 2023, includes tax payments / (reimbursements) related to the loss of exclusive control on the FiberCo in Poland, reclassified in investing activities in the consolidated statement of cash flows.
(2)	In 2021, included disbursements and tax expenses on gains arising from the losses of exclusive control on Orange Concessions in France and on the FiberCo in Poland, of 47 million euros and 27 million euros respectively, reclassified in investing activities in the consolidated statement of cash flows.
(3)	Mainly corresponds to the tax effect of the remeasurement of the portion of subordinated notes denominated in foreign currency (until 2022) and the tax effects of transaction costs and premium paid related to the refinancing of subordinated notes.

Change in net deferred tax

(in millions of euros)	2023	2022	2021
Net deferred tax assets/(liabilities) - in the opening balance	(704)	(493)	(181)
Change in income statement	103	(97)	(212)
Change in other comprehensive income	86	(117)	(98)
Change in retained earnings	—	—	5
Change in the scope of consolidation(1)	(51)	(21)	(1)
Translation adjustment	20	25	(5)
Reclassifications and other items	1	—	(1)
Net deferred tax assets/(liabilities) - in the closing balance	(545)	(704)	(493)
(1)	In 2023, mainly corresponds to the acquisition of VOO.

Deferred tax assets and liabilities by type

	December 31, 2023			December 31, 2022			December 31, 2021
			Income			Income			Income
(in millions of euros)	Assets	Liabilities	state-ment	Assets	Liabilities	state-ment	Assets	Liabilities	state-ment
Provisions for employee benefit obligations	747	—	46	679	—	22	705	—	218
Fixed assets	477	1,603	(32)	465	1,481	(75)	528	1,476	(218)
Tax loss carryforwards	4,037	—	(21)	3,935	—	20	3,958	—	37
Other differences	2,717	3,216	(84)	2,658	3,168	(145)	2,673	2,960	(76)
Deferred tax	7,978	4,819	(90)	7,736	4,649	(178)	7,865	4,436	(38)
Depreciation of deferred tax assets	(3,704)	—	193	(3,791)	—	80	(3,922)	—	(174)
Netting	(3,676)	(3,676)	—	(3,525)	(3,525)	—	(3,251)	(3,251)	—
Total	598	1,143	103	421	1,124	(97)	692	1,185	(212)

At December 31, 2023, tax loss carryforwards mainly relate to Spain and Belgium.

At December 31, 2023, the unrecognized deferred tax assets mainly relate to Spain for 2.1 billion euros and Belgian subsidiaries (other than the Orange Belgium group) for 0.6 billion euros, and mostly include tax losses that can be carried forward indefinitely.

In Spain, tax loss carryforwards for which a deferred tax asset has been recognized are expected to be fully utilized by 2028, unless affected by changes in current tax rules and changes in business projections. The deferred tax assets recognized for Spain amount to 0.5 billion euros at December 31, 2023.

The deferred tax assets recognized for Belgium amount to 0.3 billion euros at December 31, 2023.

Most of the other tax loss carryforwards for which no deferred tax assets have been recognized will expire beyond 2028.

10.3    Developments in tax disputes and audits

Developments in tax disputes and audits in France

Tax audits

Orange SA was the subject of several tax audits for the years 2017–2018 and 2019–2020, for which the tax adjustments notified to date total approximately 535 million euros (including default penalties and interest). These adjustments mainly relate to the calculation of VAT on digital offerings, tax on electronic communication services on these same digital offerings, research tax credit, tax on television services, a portion of brand royalties paid by Orange SA to the UK company Orange Brand Services Ltd for reasons similar to the adjustments notified during the previous audits, as well as the inclusion in the tax base of income from the sale of equipment in 2019 and 2020, and the reassessment of previous tax loss carryforwards used for fiscal years 2017 and 2018.

All of these adjustments are being challenged by Orange SA. In accordance with its accounting policies, the Group makes a best estimate of the risk of these adjustments based on the technical merits of the positions defended, for which the effects are non-material.

Orange SA was subject to a tax audit covering fiscal years 2015 and 2016. A tax adjustment was issued in 2019 covering the calculation of brand royalties paid by Orange SA to the UK company Orange Brand Services Ltd and deducted from its taxable income. The administration questions the inclusion of revenue from the roaming contract with Free and revenue from the fixed PSTN business. This adjustment request is being challenged by Orange SA, which has requested the opening of out-of-court proceedings and arbitration between the French and UK tax authorities, which are still ongoing. The additional tax expense would effectively result in double taxation that would fail to comply with the provisions of the Franco-British tax agreement and the European arbitration agreement.

Tax disputes

There were no major developments in other tax disputes over the period.

Developments in tax disputes and audits in the rest of the Group

In the same way as other telecom operators, the Group regularly deals with disagreements concerning the taxation of its network in various countries.

In the Democratic Republic of Congo, Orange was the subject of a tax audit for the years 2017–2019, for which the legal tax adjustments notified total approximately 146 million euros at December 31, 2023. These adjustments mainly relate to the recognition method for mobile prepaid revenue and the non-taxation of electronic money flows in third-party accounts to be transferred to end customers. All of these adjustments are being challenged by Orange RDC, which has appealed to the Finance Minister.

There were no major developments in other tax disputes and audits in the rest of the Group over the period.

10.4    International tax reform – Pillar Two

The Group has launched a working group in order to identify consequences and organize processes that will enable it to comply with this tax reform.

The Group simulated the Transitional Safe Harbour tests of the OECD based on CbCR (also known as Country-by-Country Reporting) and the Consolidated Financial Statements for 2020, 2021 and 2022. Over the three years tested, some 15 jurisdictions failed the tests, and this may vary from one fiscal year to the next. The main reasons identified were the use of tax loss carryforwards, non-taxed items that affect pre-tax profit such as capital gains on disposals and low corporate tax rates (below 15%) in some jurisdictions where the Group operates.

Given the current progress of the work done by the Group and the regulations of the countries in which the Group operates, the financial consequences are expected to be limited (see Note 2.3.4).

Accounting policies

Current income tax and deferred tax are measured by the Group at the amount expected to be paid or recovered from the tax authorities of each country, based on its interpretation with regard to the application of tax legislation. The Group calculates the tax assets and liabilities recognized in the statement of financial position based on the technical merits of the positions it defends versus that of the tax authorities.

Deferred taxes are recognized for all temporary differences between the carrying values of assets and liabilities and their tax basis, as well as for unused tax losses, using the liability method. Deferred tax assets are recognized only when their recovery is considered probable.

A deferred tax liability is recognized for all taxable temporary differences associated with investments in subsidiaries, interests in joint ventures and associates, except to the extent that both of the following conditions are satisfied:

–  the Group is able to control the timing of the reversal of the temporary difference (e.g. the payment of dividends); and

–  it is probable that the temporary difference will not reverse in the foreseeable future.

Accordingly, for fully consolidated companies, a deferred tax liability is only recognized in the amount of the taxes payable on planned dividend distributions by the Group.

Deferred tax assets and liabilities are not discounted.

At each period end, the Group reviews the recoverable amount of the deferred tax assets carried by certain tax entities with significant tax losses carryforwards. The recoverability of the deferred tax assets is assessed in the light of the business plans used for impairment testing. This plan may be adjusted for any tax specificities.

Deferred tax assets arising on these tax losses are not recognized under certain circumstances specific to each company/tax consolidation group concerned, and particularly where:

–  entities cannot assess the probability of the tax loss carryforwards being set off against future taxable profits, due to the horizon for forecasts based on business plans used for impairment testing and uncertainties as to the economic environment;

–  entities have not yet begun to use the tax loss carryforwards;

–  entities do not expect to use the losses within the timeframe allowed by tax regulations;

–  it is estimated that tax losses are uncertain to be used due to risks of differing interpretations with regard to the application of tax legislation.